EXHIBIT 10.5



                             SUBSCRIPTION AGREEMENT


July 17, 2003
DataMeg Corp.
Boston, MA

Attn: Mr. Andrew Benson

Re: Purchase of 750,000 shares of DataMeg Corp. Common Stock

Gentlemen:


(a) The undersigned hereby subscribes for 1,000,000 (750,000 /s/ JB) l. shares of DataMeg Corp. Common Stock, par value $0.01 per share (the "shares") at a purchase price of $.114 per share for a total purchase price of $85,500.00.

(b) The undersigned will effectuate a wire transfer concurrently herewith to the Company's Account for the full purchase price.

2. To induce the Company to accept this subscription, the undersigned hereby agrees that within five (5) days after receipt of written request from the Company, the undersigned will provide such information and execute and deliver such documents as the Company may reasonably request to comply with any and all laws and ordinances to which the Company may be subject, including, without limitation, the securities laws of the United States of America or any other jurisdiction.

3. To induce the Company to accept this subscription, the undersigned hereby represents, warrants and agrees that:

(a) The information provided by the undersigned in the Confidential Purchaser Questionnaire enclosed herewith, and any other information provided to the Company by the undersigned, is true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the Closing (or, if there have been any changes in such information since the date the Confidential Purchaser Questionnaire or such other information was furnished to the Company, the undersigned has advised the Company in writing of such changes).

(b) The undersigned, if an individual, is over 21 years of age, and the address set forth below is the true residence and domicile of the undersigned, and the undersigned has no present intention of becoming a resident or domiciliary of any other state or jurisdiction. If a corporation, trust, partnership or other entity, the undersigned has its principal place of business at the address set forth below.

(c) The undersigned has reviewed the Company's current public reports as on file with the Securities and Exchange Commission.

(d) The undersigned has had an opportunity to ask questions of and receive answers from the Company concerning the Company and all other matters pertinent to an investment in the Securities, and all such questions have been answered to the full satisfaction of the undersigned. The undersigned has been given access to the Company's books and records and all other documents and information that the undersigned has requested relating to an investment in the Securities.

(e) No representations or warranties have been made to the undersigned by the Company or any agent, employee or affiliate thereof. In entering into this transaction, the undersigned is not relying upon any information other than the results of the undersigned's own investigation.

(f) The undersigned understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state blue sky or securities law, in reliance on exemptions thereunder, that they have not been approved or disapproved by the Securities and Exchange Commission or by any other federal or state authority or agency of any jurisdiction, and that no such authority or agency has passed on the accuracy or adequacy of the Memorandum. However, the undersigned and the Company agree that the Company shall expeditiously cause to be prepared a registration statement registering the Securities and shall file such registration statement with the Securities and Exchange Commission.

(g) The undersigned is acquiring the Securities for the undersigned's own account, for investment purposes only, and not for, with a view to or in connection with any resale or other distribution thereof, in whole or in part.

(h) The undersigned has not employed or dealt with a broker or finder, or any other similar person or entity who may be entitled to compensation, in connection with this proposed purchase of the Securities.

(i) The undersigned has carefully considered and has, to the extent he believes appropriate, discussed with his professional legal, tax and financial advisors the suitability of an investment in the Company for his particular tax and financial situation and has determined that the Securities are a suitable investment for him.

(j) The undersigned (either alone, or, if the undersigned in the undersigned's Confidential Purchaser Questionnaire designated one or more Investor Representatives, together with such Investor Representative(s)) has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Company.

(k) The undersigned is an "accredited investor," as such term is defined in Rule 501 promulgated by the Securities and Exchange Commission under the Securities Act.

(l)     The undersigned acknowledges and understands that:

     (i) The Securities are a speculative investment and involve substantial risks.

    (ii)  The Company has limited financial resources and operating history.

   (iii) Until such time as the Securities become registered, the Securities will constitute "restricted securities" within the meaning of Rule
          144 promulgated under the Securities Act; there are substantial restrictions on the transferability of the Securities; there will be no public market for the shares. The Securities cannot be resold unless they are registered under the Securities Act or unless an exemption from registration is available and accordingly, it may not be possible for the undersigned to liquidate the undersigned's investment in the Securities when the undersigned wants to do so.

(m)     The undersigned is able:

(i)     to bear the full economic risk of an investment in the Securities;

(ii)    to hold the Securities indefinitely; and

(iii) to afford a complete loss of the undersigned's investment in the Securities.

(n) If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust or other entity,

(i) the execution and delivery of this Subscription Agreement, the Confidential Purchaser Questionnaire and any other instruments executed and delivered on behalf of such partnership, corporation, trust or other entity, and the purchase of the Securities by such entity, have been duly authorized;

(ii) this Subscription Agreement is binding upon such partnership, corporation, trust or other entity; and

(iii) such partnership, corporation, trust or other entity was not formed for the specific purpose of investing in the Company.

4. The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties contained in paragraph 3 hereof, and that the Company intends to rely upon them. The undersigned hereby agrees to indemnify and hold harmless the Company and each director, officer or agent thereof from and against any and all losses, damages, liabilities and expenses arising out of or in connection with any breach of, or inaccuracy in, any representation or warranty of the undersigned, whether contained in this Subscription Agreement or otherwise.

5. The undersigned hereby agrees that the Company or its transfer agent(s) may maintain "stop transfer" orders with respect to the Securities and that in addition to any other legends which counsel for the Company shall deem necessary or desirable to cause the sale of the Securities to the undersigned to be exempt under the blue sky or securities laws of any state, each of the Securities will bear a conspicuous legend in substantially the following form:

        The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the provisions of any applicable state securities laws, and may not be sold, pledged, hypothecated or otherwise transferred unless (i) a registration statement with respect thereto is effective under the Securities Act or (ii) the Company has received an opinion of counsel reasonably satisfactory to the Company that such registration is not required.

6. (a) This Subscription Agreement is not transferable or assignable by the undersigned. Except as otherwise provided by applicable law, this Subscription Agreement may not be revoked or canceled by the undersigned, unless the Company in its sole discretion consents to revocation or rejects the subscription.

(b) The representations, warranties, understandings and acknowledgments in this Agreement are true and accurate as of the date hereof, shall be true and accurate on the date of the acceptance hereof by the Company and shall survive thereafter.

(c) All notices or other communications to be given or trade hereunder shall be in writing and shall be delivered personally or mailed, by registered or certified mail, return receipt requested, postage prepaid, to the undersigned or to the Company as the case may be, at their respective addresses set forth herein.

(d) This Subscription Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York without regard to its principles of conflicts of laws.

This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements, representations, warranties and understandings in connection therewith. This Agreement may be amended only by a writing executed by all parties hereto.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as an instrument under seal on the date set forth below.



7/17/03                                        Leroy S. Bren
------                                        Name of Subscriber
Date


/s/ Leroy S. Bren
Title (if the subscriber is not
a natural person)

Amount of Investment $ 85,500

Please print information below exactly as you wish it to appear in the records of the Company.


Leroy S. Bren
Leroy S. Bren

Name and capacity to which subscription is made - see next page for particular requirements.

ADDRESS:

City       State     Zip Code

Phone: